Exhibit 99.1

KPMG LLP
Suite 700
I20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
J.P. Morgan Securities LLC
Credit Suisse Securities (USA) LLC
(together, the “Specified Parties”)

Re: Navient Private Education Loan Trust 2020-A – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “CO191210151456_ UPDATED.TXT,” provided by the Company on December 11, 2019, containing certain information related to 82,035 student loans (the “Student Loans”) as of December 8, 2019 (the “Data File”), which we were informed are intended to be included as collateral in the offering of Navient Private Education Loan Trust 2020-A. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts related to Current Principal Balance and numbers of months related to Remaining Term were within $1.00 and one (1) month, respectively.

•	The term “Cutoff Date” means December 8, 2019.

•	The terms “CLASS System,” “ENCORE System,” and “FDR System” mean the Company’s servicing systems.

•	The term “Loan File” means any file containing the following documents, as applicable, for each Selected

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

Student Loan (defined below):

−	Promissory Note, Truth in Lending Disclosure, Loan Application, Loan Credit Agreement, Application Summary, and NRI Origination Disclosure in the Encore System;

−
#BS1 Screen, #BS3 Screen, #BS5 Screen, #CSS Screen, #CDS Screen, #NM CR Screen, #NM CC Screen, #NM AF Screen, #EDH Screen, #ED2 Screen, #CIS Screen, #NPO Screen, #HDI Screen, and Enterprise Data Warehouse (“EDW”) query in the FDR System; and,

−	Loan Disbursement Data Screen (#113 Screen), Loan Disbursement Data Screen (#115 Screen), and School Profile Screen (#728 Screen) in the CLASS System.

The Loan File, furnished by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the ENCORE System, FDR System, and/or CLASS System.

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 361 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception, except for certain procedures related to School Type 1, School Type 2, and Recent FICO, as detailed below. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Company’s Instructions

Social Security Number
Promissory Note, Loan Application, Loan Credit Agreement, Loan Amount on the Promissory Note, Refinance Total on Application Summary, Total Loan Amount on Truth in Lending Disclosure and Total Loan Amount on NRI Origination Disclosure, Insurance Premium amount in “INS PREM” field on Loan Disbursement Data Screen (#113 Screen), and instructions provided by the Company described below

Signature(s) on the Promissory Note, Loan Application or Loan Credit Agreement
Promissory Note, Loan Application, Loan Credit Agreement, and instructions provided by the Company described below. We performed no procedures with regard to any signatory requirements on the Promissory Note, Loan Application, or Loan Credit Agreement, or to confirm the authenticity of the signature(s).

Disbursement Year	“1ST ACTIVE DATE” field on #BS5 Screen, Loan Disbursement Data Screen (#115 Screen “1st DISB” field)

Original Principal Balance	“TOTALDISB” field within the “DISBMNTS” tab of #HDI Screen, Loan Disbursement Data Screen (#115 Screen “DISB PRIN” field)

Attributes	Loan File/Company’s Instructions

Current Principal Balance/Recomputed Current Principal Balance
“ACCOUNT BALANCE” field on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “LATE FEE” field, “RETRO PROCESSING” field , or Interest Rate on #CSS Screen, “CYCLE DATE” on #EDH Screen, first “PAYMENT” of the cycle on #CSS Screen or #CDS Screen, and instructions provided by the Company described below

Loan Type	“#14” field on #NM CC Screen

Loan Status
“CURR LOAN STATUS” field on #EDH Screen and “MISC FIELD 2” field on the #BS3 Screen, notation of status change on #CIS Screen,  “ORIG STMT STATUS” field on #ED2 Screen, and instructions provided by the Company described below

Current Status End Date
“CYCLE DATE,” “CURR:GRAD/SEP DT,” or “MATURITY DT” fields on #EDH Screen, “ORIG: GRAD/ SEP DT” field on #ED2 Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, date in the “MIN PAY DUE”  field on #EDH Screen, EDW query, and instructions provided by the Company described below

Remaining Term (Recomputed Remaining Term)
“CYCLE DATE,” “MATURITY DT,” “DUE DATE,” and “CURR LOAN STATUS” fields on #EDH Screen, “METHOD OVERRIDE END DATE” using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen, “MISC FIELD 2” field on #BS3 Screen, “#9” field on #NM CC Screen, and instructions provided by the Company described below

Repayment Schedule Type
“CYCLE DATE” or “CURR LOAN STATUS” field on #EDH Screen, “MISC FIELD 2” field on #BS3 Screen, “METHOD OVERRIDE ID” using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, and instructions provided by the Company described below

Interest Rate
“INT RT” field on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen,  and #HDI Screen for Interest Rate with borrower benefit related information

School Type 1	“MISC FIELD 5” field on #BS3 Screen and instructions provided by the Company described below

School Type 2 (Title IV)
“SCHL CODE” field and “SCHL TYPE” field on School Profile Screen (#728 Screen), Loan Disbursement Data Screen (#115 Screen field “SCHL CODE”), “SCHOOL BRANCH” field on School Profile Screen (#728 Screen),

Attributes	Loan File/Company’s Instructions

and instructions provided by the Company described below

State of Residence	#BS1 Screen, documentation of change that affects the state of residence on #CIS Screen

Recent FICO	“DATE CB SCORE GENERATED” and “CREDIT BUREAU SCORE” field on #NM CR Screen, and instructions provided by the Company described below

Original FICO	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen

1.
For purposes of comparing the Social Security Number and Signature(s) on the Promissory Note, Loan Application, or Loan Credit Agreement, in order to identify if the Promissory Note, Loan Application, or Loan Credit Agreement corresponded to the Selected Student Loan, we were instructed by the Company to compare the requested Loan Amount plus any origination fee indicated on the Promissory Note, Loan Application, or Loan Credit Agreement, or the Total Loan Amount indicated on the Truth in Lending Disclosure or the NRI Origination Disclosure, or the Refinance Total indicated on the Application Summary, to the Original Principal Balance of the Selected Student Loan set forth in the Data File. In the event the Promissory Note was not present, the Company instructed us to observe the Signature(s) on the Loan Application or the Loan Credit Agreement. In the event the Loan Amount on the Promissory Note, Loan Application, or Loan Credit Agreement was lower than the Original Principal Balance, the Company instructed us to observe if the difference was attributable to the Insurance Premium amount in the “INS PREM” field on the Loan Disbursement Data Screen (#113 Screen). If the difference was attributable to the Insurance Premium amount, such difference was not considered an exception. The Promissory Note, Loan Application, or Loan Credit Agreement was available for all Selected Student Loans.

2.
For purposes of comparing Current Principal Balance, we were instructed by the Company to compare the “ACCOUNT BALANCE” field on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen. In the event the “ACCOUNT BALANCE” field on the #CSS Screen or documentation of change that affects the current principal balance on the #CIS Screen did not agree to the “BAL_CURR” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”) as follows:

a)
To the “ACCOUNT BALANCE” field on the #CSS Screen, add any applicable Repayment Fee (shown as “RPMT FEE” on the #ED2 Screen) or applicable Capitalized Interest (shown as “CAP INT” on the #ED2 Screen) or applicable Late Fee (shown as “LATE FEE” on the #CSS Screen); and,

b)
Subtract any amount indicated in the “RETRO PROCESSING” field on the #CSS Screen and any additional principal payment applied after the Cutoff Date, which was identified by subtracting the recalculated accrued interest (Interest Rate on #CSS Screen multiplied by the number of days from the start of the “CYCLE DATE” on the #EDH Screen to the day before the date of the first PAYMENT on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” field on the #CSS Screen) from the first PAYMENT made.

We compared the Recomputed Current Principal Balance to the “BAL_CURR” field in the Data File.

3.	For purposes of comparing Loan Status, we were instructed by the Company to compare Loan Status as follows:

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “RPMT,” “F***,” “SSFP,” “SSP*,” or “FORP” the Loan Status was “In-Repayment”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “SSF*,” the Loan Status was “Forbearance”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “D***,” and the Repayment Type on the “MISC FIELD 2” on the #BS3 Screen was not “F0025” or “FX025,” the Loan Status was “In-Repayment”;

•
If the “CURR LOAN STATUS” field on the #EDH Screen was other than “DMIP” or “F***,” and the Repayment Type in the “MISC FIELD 2” field on the #BS3 Screen was either “F0025” or “FX025,” “SOIOP” or blank, the Loan Status was  “In-Repayment”;

•
If the “CURR LOAN STATUS” field on the #EDH Screen indicated “SCHL,” or “GRCE,” and the Repayment Type in the “MISC FIELD 2” field on the #BS3 Screen was not “D000*,” the Loan Status was “In-Repayment”;

•
To the status contained in the “CURR LOAN STATUS” field on the #EDH Screen. In the event the Loan Status did not agree, the Company instructed us to identify a notation of status change on the #CIS Screen or “ORIG STMT STATUS” field on the #ED2 Screen.

4.
For purposes of comparing the Current Status End Date, we were instructed by the Company to compare the “CUR_STATUS_END_DT” field in the Data File to the “CURR: GRAD/SEP DT” or “MATURITY DT” field on the #EDH Screen, or the “ORIG: GRAD/SEP DT” field on the #ED2 Screen plus one month, or to the “METHOD OVERRIDE END DATE” field after the Cutoff Date using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen. In the event the Selected Student Loan was updated after the Cutoff Date, we were instructed by the Company to view the #CIS Screen to identify if any change was made to the Current Status End Date after the Cutoff Date or if any change was made to the “MIN PAY DUE” field corresponding to the ”CYCLE DATE” prior to the Cutoff Date on the #EDH Screen.

5.	For purposes of comparing Remaining Term, we were instructed by the Company to recompute the Remaining Term (“Recomputed Remaining Term”) as follows:

a)
For Selected Student Loans for which the “CURR LOAN STATUS” field on the #EDH Screen indicated as “GRCE,” “RPMT,” “SSP*,” “SSF*,” “SCHL,” all “F” repayment types, all “D” repayment types in the “MISC FIELD 2” field on #BS3 Screen (except for “DSCH”/“F0025,” “DSCH”/“SOIOP,” “DSCH”/“PPIOP,” “SCHL”/ repayment type not “D****” or “GRCE”/ repayment type not “D****”), we were instructed by the Company to subtract the Cutoff Date from the “CYCLE DATE” after the “MATURITY DT” (one month after the “MATURITY DT”), both on the #EDH Screen, and divide the result by the average number of days in a month (i.e., 30.4375).  The Company instructed us to consider repayment type “P0000” to be the same as “D0000” and repayment type “PPIOP” to be the same as “SOIOP.” If the Cutoff Date was later than the “DUE DATE” on the #EDH Screen, we were instructed by the Company to subtract one month from the calculation;

b)
The Company informed us that the day of the “CYCLE DATE” and the day of the “MATURITY DT” both on the #EDH Screen should agree.  In certain instances where the days did not agree, we were instructed by the Company to utilize the “CYCLE DATE” for purposes of recomputing the Remaining Term;

c)
For 13 Selected Student Loans for which the “CURR LOAN STATUS” field on the #EDH Screen indicated “DSCH,” “SCHL,” or “GRCE,” and the “MISC FIELD 2” field on the #BS3 Screen was either “F0025,” “SOIOP,” or “PPIOP,” we were instructed by the Company to recompute the Remaining Term as the sum of (1) the difference greater than zero between the Cutoff Date and the “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen, divided by the average number of days in a month (i.e., 30.4375), and (2) the difference between the Cutoff Date and the “CYCLE DATE” after the “MATURITY DATE” on the #EDH Screen, divided by the average number of days in a month (i.e., 30.4375);

d)
For Selected Student Loans for which the “CURR LOAN STATUS” field on the #EDH Screen indicated “GRCE” or “SCHL” and the “MISC FIELD 2” field on the #BS3 Screen was “D0000,” we were instructed by the Company to compare the Remaining Term to the “#9” field on the #NM CC Screen.

We compared the Recomputed Remaining Term to the “REM_TERM” field in the Data File.

6.	For purpose of comparing Repayment Schedule Type, we were instructed by the Company to compare Repayment Schedule Type as follows:

•
If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as either “D0000,” “F0025,” “FX025,” “SOIOP,” “PPIOP,” “D000E,” “P0000,” “PPIOE,” “FX02E,” or blank and the “CYCLE DATE” was before the Cutoff Date, the Repayment Schedule Type was “V”;

•	If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as either “F0025” or “FX025” and the “CYCLE DATE” was on or after the Cutoff Date, the Repayment Schedule Type was “W”;

•
If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as either blank, “PPIOP” or “SOIOP” and the “CYCLE DATE” was on or after the Cutoff Date, the Repayment Schedule Type was “Z”;

•	If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D0000” and the “CYCLE DATE” was on or after the Cutoff Date, the Repayment Schedule Type was “N”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “DMIP,” GRPM,” “F***” (excluding “FORP”) or “SSF*,” the Repayment Schedule Type was “N”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “DSCH” and the Repayment Type on the “MISC FIELD 2” on the #BS3 Screen was either “F0025” or “FX025,” the Repayment Schedule Type was “E”;

•
If the “CURR LOAN STATUS” field on the #EDH Screen indicated “DSCH” and the Repayment Type on the “MISC FIELD 2” field on the #BS3 Screen was “SOIOP,” “PPIOP” or blank, the Repayment Schedule Type was “D”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “SS**,” the Repayment Schedue Type was the last character in the “CURR LOAN STATUS” field on the #EDH Screen;

•	If the “MISC FIELD 2” field on the #BS3 Screen indicated a Repayment Type which had an “E” in the fifth character, the Repayment Schedule Type was “V.”

•	If none of the criteria above applied, we were instructed by the Company to identify the “METHOD OVERRIDE ID” using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen and:

i.	If the “METHOD OVERRIDE ID” on the #NPO Screen began with “FBSS**,” the Repayment Schedule Type was the last character of the “METHOD OVERRIDE ID”;

ii.	If (1) the “METHOD OVERRIDE ID” on the #NPO Screen began with either “DFDMIP” or “DFGRPM,” or “FB*,” but was not “FBFORP,” (2) the “METHOD OVERRIDE ID” on the

#NPO Screen began with “DF*” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D*,” “P0000,” or “P000L,” or (3) the “METHOD OVERRIDE ID” on the #NPO Screen began with “FBFORP” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D*,” “P0000,” or “P000L, the Repayment Schedule Type was “N”;

iii.
If the “METHOD OVERRIDE ID” on the #NPO Screen began with “DF*” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “F*,” “CT010,” or “CT01L,” the Repayment Schedule Type was “E”;

iv.	If the “METHOD OVERRIDE ID” on the #NPO Screen began with “DF*” and the “MISC FIELD 2” field on the #BS3 Screen indicated no Repayment Type, the Repayment Schedule Type was “D”;

v.
If the “METHOD OVERRIDE ID” on the #NPO Screen began with “FBFORP” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “F*,” “CT0010,” or “CT01L,” the Repayment Schedule Type was “W”; or,

vi.
If the “METHOD OVERRIDE ID” on the #NPO Screen was blank and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as blank, “CTIOP,” “CTIOL,” “LGIOP,” “LGIOL,” “PPIOP,” “PPIOL,” “SOIOP,” or “SOIOL,” the Repayment Schedule Type was “Z.”

•	If none of the criteria above regarding the “METHOD OVERRIDE ID” applied, we were instructed by the Company as follows:

i.
If the CURR LOAN STATUS” field on the #EDH Screen indicated either “SCHL” or “GRCE” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D*” “P0000” or “P000L,” the Repayment Schedule Type was “N”;

ii.
If the CURR LOAN STATUS” field on the #EDH Screen indicated either “SCHL” or “GRCE” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “F*,” “CT010,” or “CT01L,” the Repayment Schedule Type was “W”; or,

iii.
If the CURR LOAN STATUS” field on the #EDH Screen indicated either “SCHL” or “GRCE” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as blank, the Repayment Schedule Type was “Z.”

•	If none of the criteria above applied, we were instructed by the Company that the Repayment Schedule Type was “V.”

7.
For purposes of comparing School Type 1 and School Type 2, we were informed by the Company that if the “SCHOOL_CODE” in the Data File was “000000,” there was no single school code associated with the Selected Student Loan. In such situations, we were instructed by the Company to not perform procedures related to School Type 1 and School Type 2.  No such situations were found for the Selected Student Loans.

8.
For purposes of comparing School Type 2, in the event the last two numbers of the “SCHOOL_CODE” in the Data File were not “00,” we were instructed by the Company to enter the last two numbers of the school code into the “SCHOOL BRANCH” field on the School Profile Screen (#728 Screen) to retrieve the “SCHL TYPE” field.  We compared the retrieved “SCHL TYPE” field to the “TITLE_IV_SCH_CODE” field on the Data File.

9.	For purposes of comparing Recent FICO, we were informed by the Company that if the “DATE CB SCORE GENERATED” on the #NM CR Screen was either after the Cutoff Date or within six (6) months prior to the Cutoff Date, the “CREDIT BUREAU SCORE” field on the #NM CR Screen would display a more recent FICO than the one listed in the “REC_FICO” field in the Data File, and instructed not to consider such differences to be exceptions. No such situations were found for the Selected Student Loans.

Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 82,035 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the Loan Files and instructions provided by the Company, without verification or evaluation of such information, or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
January 9, 2020

Exhibit A - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2020A001	39	2020A039	77	2020A077	115	2020A115	153	2020A153
2	2020A002	40	2020A040	78	2020A078	116	2020A116	154	2020A154
3	2020A003	41	2020A041	79	2020A079	117	2020A117	155	2020A155
4	2020A004	42	2020A042	80	2020A080	118	2020A118	156	2020A156
5	2020A005	43	2020A043	81	2020A081	119	2020A119	157	2020A157
6	2020A006	44	2020A044	82	2020A082	120	2020A120	158	2020A158
7	2020A007	45	2020A045	83	2020A083	121	2020A121	159	2020A159
8	2020A008	46	2020A046	84	2020A084	122	2020A122	160	2020A160
9	2020A009	47	2020A047	85	2020A085	123	2020A123	161	2020A161
10	2020A010	48	2020A048	86	2020A086	124	2020A124	162	2020A162
11	2020A011	49	2020A049	87	2020A087	125	2020A125	163	2020A163
12	2020A012	50	2020A050	88	2020A088	126	2020A126	164	2020A164
13	2020A013	51	2020A051	89	2020A089	127	2020A127	165	2020A165
14	2020A014	52	2020A052	90	2020A090	128	2020A128	166	2020A166
15	2020A015	53	2020A053	91	2020A091	129	2020A129	167	2020A167
16	2020A016	54	2020A054	92	2020A092	130	2020A130	168	2020A168
17	2020A017	55	2020A055	93	2020A093	131	2020A131	169	2020A169
18	2020A018	56	2020A056	94	2020A094	132	2020A132	170	2020A170
19	2020A019	57	2020A057	95	2020A095	133	2020A133	171	2020A171
20	2020A020	58	2020A058	96	2020A096	134	2020A134	172	2020A172
21	2020A021	59	2020A059	97	2020A097	135	2020A135	173	2020A173
22	2020A022	60	2020A060	98	2020A098	136	2020A136	174	2020A174
23	2020A023	61	2020A061	99	2020A099	137	2020A137	175	2020A175
24	2020A024	62	2020A062	100	2020A100	138	2020A138	176	2020A176
25	2020A025	63	2020A063	101	2020A101	139	2020A139	177	2020A177
26	2020A026	64	2020A064	102	2020A102	140	2020A140	178	2020A178
27	2020A027	65	2020A065	103	2020A103	141	2020A141	179	2020A179
28	2020A028	66	2020A066	104	2020A104	142	2020A142	180	2020A180
29	2020A029	67	2020A067	105	2020A105	143	2020A143	181	2020A181
30	2020A030	68	2020A068	106	2020A106	144	2020A144	182	2020A182
31	2020A031	69	2020A069	107	2020A107	145	2020A145	183	2020A183
32	2020A032	70	2020A070	108	2020A108	146	2020A146	184	2020A184
33	2020A033	71	2020A071	109	2020A109	147	2020A147	185	2020A185
34	2020A034	72	2020A072	110	2020A110	148	2020A148	186	2020A186
35	2020A035	73	2020A073	111	2020A111	149	2020A149	187	2020A187
36	2020A036	74	2020A074	112	2020A112	150	2020A150	188	2020A188
37	2020A037	75	2020A075	113	2020A113	151	2020A151	189	2020A189
38	2020A038	76	2020A076	114	2020A114	152	2020A152	190	2020A190

(*)	The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2020A191	229	2020A229	267	2020A267	305	2020A305	343	2020A343
192	2020A192	230	2020A230	268	2020A268	306	2020A306	344	2020A344
193	2020A193	231	2020A231	269	2020A269	307	2020A307	345	2020A345
194	2020A194	232	2020A232	270	2020A270	308	2020A308	346	2020A346
195	2020A195	233	2020A233	271	2020A271	309	2020A309	347	2020A347
196	2020A196	234	2020A234	272	2020A272	310	2020A310	348	2020A348
197	2020A197	235	2020A235	273	2020A273	311	2020A311	349	2020A349
198	2020A198	236	2020A236	274	2020A274	312	2020A312	350	2020A350
199	2020A199	237	2020A237	275	2020A275	313	2020A313	351	2020A351
200	2020A200	238	2020A238	276	2020A276	314	2020A314	352	2020A352
201	2020A201	239	2020A239	277	2020A277	315	2020A315	353	2020A353
202	2020A202	240	2020A240	278	2020A278	316	2020A316	354	2020A354
203	2020A203	241	2020A241	279	2020A279	317	2020A317	355	2020A355
204	2020A204	242	2020A242	280	2020A280	318	2020A318	356	2020A356
205	2020A205	243	2020A243	281	2020A281	319	2020A319	357	2020A357
206	2020A206	244	2020A244	282	2020A282	320	2020A320	358	2020A358
207	2020A207	245	2020A245	283	2020A283	321	2020A321	359	2020A359
208	2020A208	246	2020A246	284	2020A284	322	2020A322	360	2020A360
209	2020A209	247	2020A247	285	2020A285	323	2020A323	361	2020A361
210	2020A210	248	2020A248	286	2020A286	324	2020A324
211	2020A211	249	2020A249	287	2020A287	325	2020A325
212	2020A212	250	2020A250	288	2020A288	326	2020A326
213	2020A213	251	2020A251	289	2020A289	327	2020A327
214	2020A214	252	2020A252	290	2020A290	328	2020A328
215	2020A215	253	2020A253	291	2020A291	329	2020A329
216	2020A216	254	2020A254	292	2020A292	330	2020A330
217	2020A217	255	2020A255	293	2020A293	331	2020A331
218	2020A218	256	2020A256	294	2020A294	332	2020A332
219	2020A219	257	2020A257	295	2020A295	333	2020A333
220	2020A220	258	2020A258	296	2020A296	334	2020A334
221	2020A221	259	2020A259	297	2020A297	335	2020A335
222	2020A222	260	2020A260	298	2020A298	336	2020A336
223	2020A223	261	2020A261	299	2020A299	337	2020A337
224	2020A224	262	2020A262	300	2020A300	338	2020A338
225	2020A225	263	2020A263	301	2020A301	339	2020A339
226	2020A226	264	2020A264	302	2020A302	340	2020A340
227	2020A227	265	2020A265	303	2020A303	341	2020A341
228	2020A228	266	2020A266	304	2020A304	342	2020A342

(*)	The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.